Dynamically Positioned

HELIX
ENERGY SOLUTIONS GROUP

 March 2012 Company Update

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are
“forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of financial items; projections of contracting services activity; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of properties or wells; projections of utilization; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments; and any statements of assumptions underlying any of the foregoing.
These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; employee management issues; local, national and worldwide economic conditions; uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves;
complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the
Company’s most recently filed Annual Report on Form 10-K and in the Company’s other filings with the SEC. Free copies of the reports can be found at the SEC’s website, www.SEC.gov. You should not place undue reliance on these forward-
looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
References to quantities of oil or gas include amounts we believe will ultimately be produced, and may include “proved reserves” and quantities of oil or gas that are not yet classified as “proved reserves” under SEC definitions. Statements of oil and gas reserves are estimates based on assumptions and may be imprecise. Investors are urged to consider closely the disclosure regarding reserves in our most recently filed Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

WHO IS HELIX ESG?
❖ Deepwater service provider to
 the offshore energy industry
❖ Focused on subsea
 infrastructure services
    with
❖ Entirely dynamically positioned
 fleet
   plus
❖ An emerging offshore
 renewable energy services
 capability
   and
❖ Gulf of Mexico oil and gas
 exploration and production

Offshore Production Facilities
Helix Producer I
Helix Fast Response System
Independence Hub Semi (20%)
Marco Polo TLP (50%)
Deepwater Contracting
Robotics
45 ROVs
2 ROV Drill Units
4 Trenchers (200 - 2000hp)
5 Chartered Vessels (variable)
Pipelay
Intrepid
Express
Caesar
Well Intervention
Q4000
Seawell
Well Enhancer
Normand Clough (JV)
Mobile VDS/SILs

Business Segments
Oil and Gas Production
GOM shelf and deepwater
PV-10 $1.5 billion ($1.3 billion oil)*
Estimated proved reserves - 38,860 Mboe*
Estimated probable reserves - 19,951 Mboe*
* Reserve data as of 12/31/2011

CONTRACTING
SERVICES
 Dynamically
 Positioned for
 Growth

Strategically Differentiated Fleet
HFRS backstops 60+
Gulf of Mexico
drilling permits
Q4000 is world’s only
Cat B Semi on open market
HPI is the Gulf of
Mexico’s first DP Floating
Production Unit
iTrencher is one of the
world’s largest trenchers
ROV fleet plays role in
offshore windfarms
Well Enhancer sets
intervention depth records
Express deploys globally
for field developments
Full spread of assets in
APAC market

Positioned for Growth

Grand Canyon
T1200 Trenching ROV
Work-class ROVs
Cat B Semisub

Well Intervention Assets

MODU DP3 Q4000
MSV DP3 Well Enhancer
MSV DP2 Normand Clough
MSV DP2 Seawell

The Helix ROV fleet consists of
50+ vehicles, covering the
spectrum of subsea construction
services.
Chartered vessels such as the
Deep Cygnus are being utilized to
support the growing alternative
energy industry in the North Sea.
The state of the art iTrencher system
trenches, lays pipe up to 16” in
diameter, and backfills in a single
operation.
Robotics

DP Reel Lay Vessel Express
DP S-Lay Vessel Caesar
DP Reel Lay Vessel Intrepid
Caesar’s onboard pipe welding and testing capability
allows the vessel to lay large diameter pipe.
Helix’s dual-reel pipelay and subsea construction
vessel has established an extensive track record of
field installation projects around the world.
Intrepid has the flexibility to be deployed as a pipelay,
installation or saturation diving vessel.
Subsea Construction Vessels

Offshore Renewable Energy Support

❖ 2012 non-oilfield revenues of $42 million on power
 cable burial projects
❖ Provide trenching, cable burial and ROV support for
 offshore wind farm development
 o Current focus on export lines (field to shore)
 o Future opportunities in-field (inter-array cable
 installation)
❖ Adding additional capacity to meet short- and long-
 term growth opportunities
 o New chartered vessel, Grand Canyon, under
 construction with 2012 delivery
 o Building new trencher, T1200, to be paired with the
 Grand Canyon
Deep Cygnus performing trenching and cable burial operations at the Greater Gabbard Offshore Wind Farm in the North Sea

❖ Utilizes vessels and subsea systems
 proven in Gulf of Mexico spill response
 and containment efforts
❖ Capability to capture and process up to
 55,000 bpd in water depths to 10,000
 feet at 15,000 psi
Helix Fast Response System (HFRS)
❖ 24 independent E&P operators have signed on to include HFRS in drilling permit applications
❖ Cited as spill response and containment plan in 60+ approved deepwater permits as of February 2012

Production Facilities

Independence Hub Semi (20%)
❖ Location: Mississippi Canyon 920
❖ Depth: 8,000 ft.
❖ Production capacity:
 o 1 BCFD
Marco Polo TLP (50%)
❖ Location: Green Canyon 608
❖ Depth: 4,300 ft.
❖ Production capacity:
 o 120,000 BOPD
 o 300 MMCFD
Helix Producer I FPU
❖ Location: Helix’s Phoenix field (GC 237)
❖ Production capacity:
 o 45,000 BOPD
 o 55,000 BLPD
 o 72 MMCFD

OIL & GAS
 Gulf of Mexico
 Oil and Gas
 Producer

12/31/2011 Reserve Profile
❖ 38,860 Mboe Estimated Proved Reserves
❖ 19,951 Mboe Estimated Probable Reserves
❖ 44% Deepwater Gulf of Mexico (Proved)
❖ 58% Oil (Proved)
❖ 58% proved developed
❖ PV-10 $1.5 billion ($1.3 billion oil)
Year-to-Date Average Production Profile
❖ ~24 Mboe/d*
❖ ~68% of production is oil
❖ ~71% of production is deepwater
* As of February 21, 2012
Oil and Gas

Oil and Gas - Reserve Highlights

	Proved Developed	Proved Undeveloped	Total
Total Estimated Reserves (Mboe)	22,731	16,129	38,860
− Shelf	12,881	8,687	21,568
− Deepwater	9,850	7,441	17,291
− Oil (Mbbls)	12,754	9,935	22,689
− Gas (MMcf)	59,859	37,162	97,021
SEC Case PV-10 (pre-tax, in millions)	$ 964	$ 508	$ 1,472
At December 31, 2011

KEY BALANCE
SHEET METRICS
 Strong Financial
 Condition

($ amounts in millions)

$2,027
$1,803
$1,361
$1,090
$1,358
$967
$1,155
$609
$2,000
$1,500
$1,000
$500
$0
Debt
$1,100
$825
$550
$275
$0
Liquidity
12/31/2008
12/31/2009
12/31/2010
12/31/2011
Gross Debt
Net Debt
Liquidity

 Liquidity of approximately $1.1 billion at 12/31/2011

 ⃰ Liquidity, as we define it, is equal to cash and cash equivalents ($546 million), plus available capacity under our revolving credit facility ($559 million).
Debt and Liquidity Profile

Maturity Profile
$ Millions
$500
$400
$300
$200
$100
$0
$300
$479
$275
$108
2012
2013
2014
2015
2016
2027

Pro Forma Debt Maturity Profile
❖ Pro forma total debt of approximately $1.2 billion
 at end of Q1 2012 consisting of:
 o $300 million Convertible Notes - 3.25% (1)
 o $379 million Term Loans -
 LIBOR + 3.50% on $279 million, and
 LIBOR + 2.75% on $100 million (used to partially redeem
 senior unsecured notes during Q1 2012)
 o $275 million Senior Unsecured Notes - 9.5%
 o $108 million MARAD Debt - 4.93%
❖ $600 million Revolving Credit Facility
 o LIBOR + 2.75% on borrowings
 o $100 million to be drawn during Q1 2012 to
 partially redeem Senior Unsecured Notes
 o Approximately $41 million of LCs in place

 ▪ Convertible Notes
 ▪ Term Loans / Revolver
 ▪ Senior Unsecured Notes
 ▪ MARAD Debt
(1) Stated maturity 2025. First put / call date in December 2012.

2012 OUTLOOK
 Positive
 Market Outlook

Broad Metrics	2012 Forecast	2011 Actual	2010 Actual
Oil and Gas Production	7,523 MBoe	8,694 MBoe	7,870 MBoe
EBITDAX	~$600 million	$669 million	$430 million
CAPEX	~$445 million	$229 million	$179 million
Commodity Price Deck		2012 Forecast	2011 Actual	2010 Actual
Hedged	Oil	$104.80 / Bbl	$100.91 / Bbl	$75.27 / Bbl
	Gas	$4.56 / Mcf	$6.04 / Mcf	$6.01 / Mcf
2012 Outlook

❖ Contracting Services
 o Strong backlog for the Q4000, Well Enhancer and Seawell through 2012
 • Q4000 building backlog into 2013
 o Well Enhancer working in West Africa and transits back to the North Sea late first quarter
 o Intrepid deployed to California performing field development projects and expected to arrive back in the
 Gulf of Mexico end of Q1
 o Express working through a full backlog in Gulf of Mexico for Q1 and is scheduled to work in the
 Mediterranean and North Sea in Q2 and Q3 of 2012 before returning back to the Gulf of Mexico
 o Caesar deployed to Mexico’s Bay of Campeche for accommodations project through April
 o Continued focus on trenching and cable burial business with non-oilfield projects growing
 o Continued recovery anticipated in global Robotics market, particularly in the Gulf of Mexico
 o Four vessels scheduled for regulatory drydocks in 2012, approximately $25 million impact on EBITDA
 • Intrepid - April
 • Q4000 - March
 • Seawell - April
 • Well Enhancer - August
2012 Outlook

❖ Oil and Gas
 o Forecasted 2012 overall production of 7.5 MMboe, including Wang (Phoenix field) and Danny 2
 (Bushwood field) exploration wells; or Head and Neck (Phoenix Field) PUD conversion
 • Assumes Wang or Head and Neck production commences Q4
 • Assumes Danny 2 production commences mid-year
 o Approximately 90% of 2012 revenues from oil and NGLs
 o Anticipated 67% of production volume is oil and 64% of total production from deepwater
 o 61% hedged for the year (76% of estimated PDP production)
 o Assumes no significant storm disruptions
❖ Balance Sheet
 o Amended credit agreement to allow for new $100 million term loan expected to fund late March
 o Terms and conditions same as revolving credit facility
 o Proceeds from new term loan together with $100 million of existing liquidity will be used to repay $200 million in principal of senior unsecured notes in late March
2012 Outlook

❖ Capital Expenditures
 o Contracting Services ($250 million)
 • Announced new build semi submersible intervention vessel (approximately $130 million of capex in 2012)
 • Regulatory dry docks for four vessels
 • Continued incremental investment in robotics business, with a focus on adding trenching spread capacity
 o Oil and Gas ($195 million)
 • Focus capital investment on shelf oil developments/opportunistic workovers with relatively fast payback
 • Two major deepwater well projects planned this year
 − Danny 2 - 1H activity
 − Wang or Head and Neck - 2H activity
2012 Outlook - CAPEX

Oil (Bbls)	Collars	Swaps	Total Volume Hedged	Pricing Basis	Swap Pricing	Average Collar Price	
						Floor	Ceiling
2012	900,000	-	900,000	WTI	$ -	$ 96.67	$ 118.57
2012	1,667,500	192,500	1,860,000	Brent	$ 103.20	$ 99.42	$ 117.59
2013	600,000	500,000	1,100,000	Brent	$ 99.15	$ 95.83	$ 105.50
Natural Gas (Mcf)							
2012	2,000,000	9,000,000	11,000,000	Henry Hub	$ 4.35	$ 4.75	$ 5.09
2013	-	6,000,000	6,000,000	Henry Hub	$ 4.09		
Subtotals (Boe)							
2012	2,900,833	1,692,500	4,593,333				
2013	600,000	1,500,000	2,100,000				
Grand Totals	**3,500,833**	**3,192,500**	**6,693,333**

Summary of Hedging Positions *
* As of February 22, 2012

Follow Helix ESG on Twitter:
www.twitter.com/Helix_ESG
Join the discussion on LinkedIn:
www.linkedin.com/company/helix